SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 11, 2000


                       Pacific Gateway Exchange, Inc.
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           (Exact name of registrant as specified in its charter)


    Delaware                        000-21043                   94-3134065
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(State or other jurisdiction       (Commission               (I.R.S. Employer
    of Incorporation)               File Number)            Identification No.)


500 Airport Boulevard, Suite 340
Burlingame, California                                              94010
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (650) 375-6700


                              (Not Applicable)
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(Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant

         On July 11, 2000 Pacific Gateway Exchange, Inc. (the "Company") engaged Stonefield Josephson, Inc. ("Stonefield Josephson") as its independent auditors. The engagement of Stonefield Josephson has been recommended by the Company's Audit Committee and approved by the Company's Board of Directors. During the two most recent fiscal years and through July 11, 2000, the Company did not consult with Stonefield Josephson regarding either:

          (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

          (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item; or a reportable event identified (as described in Item 304(a)(1)(v) of Regulation S-K and related instruction to such Item).




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   July 11, 2000                     PACIFIC GATEWAY EXCHANGE, INC.


                                            By: /s/ John R. Hanzel
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                                                John R. Hanzel
                                                Acting Chief Financial Officer